UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 4, 2007 (October 3, 2007)

Aircastle Limited

(Exact name of registrant as specified in its charter)

Bermuda	001-32959	98-0444035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Aircastle Advisor LLC 300 First Stamford Place, Stamford, Connecticut	06902
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (203) 504-1020

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

On October 3, 2007, Aircastle Limited (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities Inc., Bear, Stearns & Co. Inc. and Citigroup Global Markets Inc., as representatives of the several underwriters named therein (the "Underwriters"), and with the selling shareholders named therein (the “Selling Shareholders”). The following summary of certain provisions of the Underwriting Agreement is qualified in its entirety by reference to the complete Underwriting Agreement filed as Exhibit 1.1 hereto and incorporated herein by reference.

Pursuant to the Underwriting Agreement, the Underwriters agreed to purchase for resale to the public, subject to the terms and conditions expressed therein, 10,000,000 common shares of the Company, par value $0.01 per share (“Common Shares”) from the Company (the “Company Shares”) and 10,000,000 Common Shares from the Selling Shareholders (the "Secondary Shares"), plus up to an aggregate of 2,000,000 additional Common Shares (the "Option Shares") at the Underwriters' option, of which up to 1,000,000 will be sold by the Company and up to 1,000,000 will be sold by the Selling Shareholders, to cover over-allotments.

The Company and the Selling Shareholders have agreed to indemnify the Underwriters against various liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the Underwriters may be required to make in respect of those liabilities. In addition, the Underwriting Agreement contains customary representations, warranties and agreements of the Company and the Selling Shareholders, and customary conditions to closing.  The offering is expected to close on October 10, 2007, subject to the conditions stated in the Underwriting Agreement.

Section 8 – Other Events

Item 8.01  Other Events.

On October 3, 2007, the Company issued a press release, attached hereto and incorporated herein by reference as Exhibit 99.1, announcing the pricing of its follow-on public offering of 10,000,000 primary Common Shares by the Company, as well as the offering of 10,000,000 secondary Common Shares by certain funds managed by affiliates of Fortress Investment Group LLC pursuant to the Underwriting Agreement described in Item 1.01 above.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d)        Exhibits

1.1

Underwriting Agreement, dated October 3, 2007, among Aircastle Limited, the Selling Shareholders named therein, and J.P. Morgan Securities Inc., Bear, Stearns & Co. Inc. and Citigroup Global Markets Inc., as representatives of the several underwriters named therein

99.1

Press Release dated October 3, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRCASTLE LIMITED (Registrant)

/s/ David Walton David Walton Chief Operating Officer, General Counsel and Secretary

Date: October 4, 2007

EXHIBIT INDEX

Exhibit Number

Exhibit

1.1

Underwriting Agreement, dated October 3, 2007, among Aircastle Limited, the Selling Shareholders named therein, and J.P. Morgan Securities Inc., Bear, Stearns & Co. Inc. and Citigroup Global Markets Inc., as representatives of the several underwriters named therein

99.1

Press Release dated October 3, 2007